UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 7, 2004

(Date of earliest event reported)

Inland Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-85666	36-4246655
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7: Financial Statements and Exhibits

Index to financial statements:
Inland Retail Real Estate Trust, Inc.:	Page

Pro Forma Consolidated Balance Sheet (unaudited) at December 31, 2003	F- 1

Notes to Pro Forma Consolidated Balance Sheet (unaudited) at December 31, 2003	F- 3

Pro Forma Consolidated Statement of Operations (unaudited) for the year ended December 31, 2003	F- 4

Notes to Pro Forma Consolidated Statement of Operations (unaudited) for the year ended December 31, 2003	F- 6

Fayette Pavilion and Hiram Pavilion

Independent Auditors' Report	F- 8

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the six months ended June 30, 2003 (unaudited)	F- 9

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the six months ended June 30, 2003 (unaudited)	F-10

Properties Acquired from Continental Real Estate

Independent Auditors' Report	F-12

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the nine months ended September 30, 2003 (unaudited)	F-13

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the nine months ended September 30, 2003 (unaudited)	F-14

Village Crossings

Independent Auditors' Report	F-16

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)	F-17

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)	F-18

The Overlook at King of Prussia

Independent Auditors' Report	F-20

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002	F-21

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002	F-22

The Properties Acquired from BVT Institutional Investments, Inc.:

Independent Auditors' Report	F-24

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002	F-25

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002	F-26

The Properties Acquired from North American Properties:

Independent Auditors' Report	F-28

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002	F-29

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002	F-30

Properties Acquired from Starwood Heller:

Independent Auditors' Report	F-32

Combined Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)	F-33

Notes to the Combined Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)	F-34

The Creeks at Virginia Center

Independent Auditors' Report	F-36

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)	F-37

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)	F-38

Town and Country Circle

Independent Auditors' Report	F-40

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)	F-41

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)	F-42

The Properties Acquired from BVT Institutional Investments, Inc. in 2003:

Independent Auditors' Report	F-44

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)	F-45

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)	F-46

The Properties Acquired from Thomas Enterprises in 2003:

Independent Auditors' Report	F-48

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)	F-49

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)	F-50

Birkdale Village

Independent Auditors' Report	F-52

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)	F-53

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)	F-54

Starwood Ceruzzi Naugatuck, LLC:

Independent Auditors' Report	F-56

Combined Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2002 and the six months ended June 30, 2003 (unaudited)	F-57

Notes to the Combined Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2002 and the six months ended June 30, 2003 (unaudited)	F-58

2700 Route 22, LLC:

Independent Auditors' Report	F-60

Combined Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2002 and the six months ended June 30, 2003 (unaudited)	F-61

Notes to the Combined Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2002 and the six months ended June 30, 2003 (unaudited)	F-62

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RETAIL REAL ESTATE TRUST, INC.

By: /s/ Robert D. Parks

Name: Robert D. Parks

Title: Chairman and Chief Executive
Officer and Affiliated Director

Date: May 7, 2004

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
December 31, 2003
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties indicated in Note B had occurred as of December 31, 2003.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 2003, nor does it purport to represent our future financial position. No pro forma adjustments have been made for any potential property acquisition identified as of May 1, 2004. The Company does not consider these properties as probably under Regulation 3-14 as the Company has not completed the due diligence process on these properties.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
December 31, 2003
(unaudited)
	Historical	Pro Forma
	(A)	Adjustments	Pro Forma
Assets

Net investment properties (B)	$3,635,900,229	99,137,000	3,735,037,229
Cash and cash equivalent (C)	96,423,869	(22,561,000)	73,862,869
Investment in securities	8,051,822	-	8,051,822
Restricted cash and escrows	62,730,164	-	62,730,164
Accounts and rents receivable	39,407,829	-	39,407,829
Leasing and loan fees and loan fee deposits, net	18,824,131	-	18,824,131
Acquired intangibles (B and E)	200,498,630	15,901,000	216,399,630
Other assets	8,190,858	-	8,190,858

Total assets	$4,070,027,532	92,477,000	4,162,504,532

Liabilities and Stockholders' Equity

Accounts payable	995,252	-	995,252
Development payables	7,538,764	-	7,538,764
Accrued interest payable	5,011,322	-	5,011,322
Real estate taxes payable	1,681,340	-	1,681,340
Distribution payable	15,744,474	-	15,744,474
Security deposits	6,750,302	-	6,750,302
Mortgages payable (D)	2,027,896,878	91,930,000	2,119,826,878
Prepaid rental and recovery income	2,329,654	-	2,329,654
Note and margin payable	50,000,000	-	50,000,000
Acquired intangibles (B and E)	36,641,954	547,000	37,188,954
Restricted cash liability	27,102,213	-	27,102,213
Other liabilities	1,772,761	-	1,772,761
Due to Affiliates	12,581,502	-	12,581,502

Total liabilities	2,196,046,416	92,477,000	2,288,523,416

Minority interest in partnership	432,791	-	432,791

Common Stock	2,233,475	-	2,233,475
Additional paid-in capital (net of Offering costs)	2,005,921,909	-	2,005,921,909
Accumulated distributions in excess of net income	(136,363,206)	-	(136,363,206)
Accumulated other comprehensive income	1,756,147	-	1,756,147

Total stockholders' equity	1,873,548,325	-	1,873,548,325

Total liabilities and stockholders' equity	$4,070,027,532	92,477,000	4,162,504,532

See accompanying notes to pro forma consolidated balance sheet.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
December 31, 2003
(unaudited)

  The historical column represents our Consolidated Balance Sheet as of December 31, 2003 as filed with the SEC on Form 10-K. As of December 31, 2003, the Company had sold 213,679,534 shares to the public and an additional 10,972,275 shares pursuant to the DRP. In addition, the Company has received the Advisor's capital contribution of $200,000 for which the Advisor was issued 20,000 shares. As of December 31, 2003, the Company has repurchased a total of 1,324,304 shares through the Company's Share Repurchase Program. As a result of such sales and repurchases, the Company has received approximately $2,223,000,000 of Gross Offering Proceeds.

  The pro forma adjustments reflect the acquisition of the following properties including mortgages payable either assumed from the seller or obtained from a third party at acquisition. No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant:
Net Investment Properties
Piedmont Plaza	$8,530,000
Warwick Center	24,577,000
Aiken Exchange	12,848,000
The Fountains	21,546,000
Paradise Promenade	12,984,000
Mooresville Marketplace	8,202,000
Cypress Trace	19,153,000
Walk at Highwoods II	6,651,000
Total	$114,491,000

Allocation of net investments in properties:
Land	$24,286,000
Building and improvements	74,851,000
Acquired in-place lease intangibles	12,671,000
Acquired above market lease intangibles	3,230,000
Acquired below market lease intangibles	(547,000)
Total	$114,491,000

  The Company utilized $22,561,000 of existing cash on hand to acquire the properties described in (B).

  New financing of $91,930,000, placed on previously acquired properties, is reflected as funded as of December 31, 2003.

  The Company allocates a portion of the purchase price to acquired above or below market lease costs based upon the present value of the difference between the contractual lease rate and the estimated market rate. The Company also allocates a portion of the purchase price to the estimated acquired in-place lease costs based on estimated lease execution costs for similar leases, lost revenue and unrecovered costs, with consideration to various factors including geographic location and size of leased space. Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant. The value of the acquired leases will be amortized over the lease term.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2003 or the date significant operations commenced.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2003, nor does it purport to represent our future financial position.

No pro forma adjustment was made for Bi-Lo Asheville, Bi-Lo Shelmore, Turkey Creek II, Raleigh Eckerds, Southhampton, Carlisle Commons, Market Square, Redbud Commons or the land to develop Watercolor Crossing as no significant operations had commenced as of December 31, 2003 or prior to the date of acquisition. No pro forma adjustments have been made for any potential property acquisition identified as of May 1, 2004. The Company does not consider these properties as probably under Regulation 3-14 as the Company has not completed the due diligence process on these properties.

Inland Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

		Pro Forma
	Historical	Adjustments
	(A)	(B)	Pro Forma

Rental income	$257,324,192	81,765,042	339,089,234
Additional rental income	54,726,165	16,322,333	71,048,498
Interest and dividend income	5,152,699	-	5,152,699
Other income	625,408	63,573	688,981

Total income	317,828,464	98,150,948	415,979,412

Professional services	1,995,081	-	1,995,081
General and administrative expenses	3,048,828	-	3,048,828
Advisor asset management fee (C)	15,530,795	1,005,305	16,536,100
Property operating expenses	65,517,367	21,438,392	86,955,759
Management fee (G)	13,050,416	4,415,624	17,466,040
Interest expense (H)	62,348,837	40,126,073	102,474,910
Acquisition costs expenses	1,494,765	-	1,494,765
Depreciation (D)	75,828,646	29,025,628	104,854,274
Amortization (D)	9,177,415	8,908,421	18,085,836

Total expenses	247,992,150	104,919,443	352,911,593

Net income (F)	69,836,314	(6,768,495)	63,067,819
Other comprehensive income (loss):
Unrealized gain on investment securities	2,662,831	-	2,662,831

Comprehensive income	$72,499,145	(6,768,495)	65,730,650

Weighted average number of shares of common stock outstanding, basic and diluted (E)	192,874,787		223,347,505

Net income per common share, basic and diluted (E)	$.36		.28

See accompanying notes to pro forma consolidated statement of operations.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

  Historical information represents the historical statement of operations of the Company for the year ended December 31, 2003 as filed with the SEC on Form 10-K.
  Total pro forma adjustments for acquisitions consummated as of April 15, 2004 are as though they were acquired January 1, 2003 or the date operations commenced:

	Gross Income
	& Direct
	Operating	Pro Forma	Total
	Expenses (1)	Adjustments	Pro Forma
Rental income	$81,765,042	-	81,765,042
Additional rental income	16,322,333	-	16,322,333
Other income	63,573	-	63,573

Total income	98,150,948	-	98,150,948

Advisor asset management fee	-	1,005,305	1,005,305
Property operating expenses	21,438,392	-	21,438,392
Management fee	-	4,415,624	4,415,624
Interest expense	-	40,126,073	40,126,073
Depreciation	-	29,025,628	29,025,628
Amortization	-	8,908,421	8,908,421

Total expenses	21,438,392	83,481,051	104,919,443

Net income (loss)	$76,712,556	(83,481,051)	(6,768,495)

  The combined gross income and direct operating expense based on information provided by the seller for the following properties:

Tequesta, Market Square, Springfield Park, Marketplace at Mill Creek, Stonecrest Marketplace, Commonwealth Center, Oakley Plaza, The Fountains, The Overlook at King of Prussia, Piedmont Eckerds, Concord Crossing, Monroe Shopping Center, Paraiso Plaza, Sheridan Square, Windsor Court, Suwanee Crossroads, Capital Crossing, Bardmoor Center, Camp Hill, Glenmark Center, Flamingo Falls, The Creeks of Virginia, Westside Center, River Run, Bi-Lo Southern Pines, Barrett Pavilion, Goody's, BJ's Wholesale, Village Crossing, 440 Commons, Edgewater, Brick Center, East Hanover, Sony Theater, West Falls, Town and Country, Kilearn, Sandy Plains, Eckerds package, North Hill Commons, Bi-Lo Sylvania, Birkdale Village, Heritage Pavilion, Valley Park, Brooker Creek, Downtown Short Pump, Village Center, Paradise Point, Shoppes at Lake Dow, Hiram Pavilion, Costco Plaza, Denbigh Village, Shops at Willoughby, Vision Works, Fayette Pavilion, Northlake Plaza, Cascades Marketplace, Route 22, Camfield Corners, Bellevue Place, Largo Towne Center, Spring Mall, Naugatuck Valley, Kensington Place, Port Huron Walgreens, Riverdale Shops, the Principal Net Lease Properties, Bank First, Houston Square, Seekonk Town Center, Cedar Springs Crossings, Bi-Lo-Greenwood, Lexington Place, Cortez Plaza, Manchester Broad Street, Shoppes of Lithia, Paradise Shoppes of Ellenwood, Plaza Del Paraiso, Clearwater Crossing, Shoppe at Oliver's Crossing, Squirewood Village, Middletown Village, Hilliard Rome Road, Loisdale Center, Waterfront Marketplace, Crossroads Plaza, Winslow Bay Commons, Pointe at Tampa Palms, Sycamore Commons Outlot, Paradise Place, Albertson's at Bloomingdale Hills, Oak Summit, Piedmont Plaza, Warwick Center, Aiken exchange, Paradise Promenade, Mooresville Marketplace and Cypress Trace.

Inland Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

  The advisor asset management fee will be subordinated to the shareholders' receipt of a stated return. The advisor asset management fee is calculated as 1% of the net average invested assets (as defined).

  Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight line basis over the life of the related leases as an adjustment to rental income. Other leasing costs, tenant improvements and in-place lease intangibles will be amortized on a straight line basis over the life of the related leases as a component of amortization expense.

  The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2003 was calculated using shares outstanding at December 31, 2003.

  The net income allocable to the minority interest is immaterial, and therefore, has been excluded.

  Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement.

  The pro forma adjustment relating to interest expense for existing financing was based on the Company's average cost of funds of 4.93% at December 31, 2003. The pro forma adjustment relating to interest expense for the $91,930,000 of pro forma debt was based on the actual interest rates, ranging from of 4.51% to 5.50%.

Independent Auditors' Report

The Board of Directors
Inland Retail Real Estate Trust, Inc.

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Fayette Pavilion and Hiram Pavilion, ("the Properties") for the year ended December 31, 2002. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Fayette Pavilion and Hiram Pavilion for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

April 29, 2004

Fayette Pavilion and Hiram Pavilion

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2002 and the six months ended June 30, 2003 (unaudited)

	For the six months ended
	June 30, 2003	For the year ended
	(unaudited)	December 31, 2002
Gross income:
Base rental income	$6,513,047	11,837,701
Contingent rent	-	583,135
Operating expense and real estate tax recoveries	1,010,599	2,243,585

Total gross income	7,523,646	14,664,421

Direct operating expenses:
Operating expenses	842,273	1,472,853
Real estate taxes	612,133	1,111,878
Insurance	58,657	106,650
Interest expense	-	-

Total direct operating expenses	1,513,063	2,691,381

Excess of gross income over direct operating expenses	$6,010,583	11,973,040

See accompanying notes to combined historical summary of gross income and direct operating expense.

Fayette Pavilion and Hiram Pavilion

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2002 and the six months ended June 30, 2003 (unaudited)

  Business

  Fayette Pavilion and Hiram Pavilion ("the Properties") consists of the following:

	Gross Leasable Area		Occupancy at December 31, 2002
Name	(unaudited)	Location	(unaudited)

Fayette Pavilion	1,235,196	Fayette County, Georgia	89%

Hiram Pavilion	364,006	Hiram, Georgia	100%

  Six tenants accounts for 30% of the Properties' base rental income.

  Inland Retail Real Estate Trust, Inc. ("IRRETI") acquired Hiram Pavilion Phase I and II, Fayette Pavilion Phase I and II, and Fayette Pavilion Phase III on June 18, 2003, September 2, 2003 and July 17, 2003, respectively from Thomas Enterprises Inc., an unaffiliated party. The Historical Summary represents the combination of the Properties described above since the Properties are all owned by Thomas Enterprises Inc.

  A portion of Hiram Pavilion and Fayette Pavilion (representing approximately 158,000 and 28,000 square feet, respectively) was under construction during 2002. The portion under construction was completed as of December 31, 2002, except for 99,000 square feet of Hiram Pavilion, which was completed in 2003.

  Basis of Presentation and Combination

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K and is not intended to be a complete presentation of the Properties' revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the six months ended June 30, 2003.

  Gross Income

  The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Contingent rent of $583,135 was earned for Fayette Pavilion during the year ended December 31, 2002.

  Hiram Pavilion has two ground leases which are classified as operating leases with terms expiring in January 2022. Total ground lease income was $447,887 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2002.

  Fayette Pavilion and Hiram Pavilion

  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the six months ended June 30, 2003 (unaudited)

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by approximately $288,394 for the year ended December 31, 2002.

  Lease termination fees of $163,521 were earned for Fayette Pavilion during the year ended December 31, 2002 and are included in base rental income.

  Minimum rents to be received from tenants under operating leases, which terms range from five years to twenty years, in effect at December 31, 2002, are as follows:

Year

2003	$13,465,334
2004	13,625,192
2005	13,585,700
2006	12,930,590
2007	12,201,580
Thereafter	78,967,955

Total	$144,776,351
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Retail Real Estate Trust, Inc.

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of the Properties Acquired from Continental Real Estate ("the Properties") for the year ended December 31, 2002. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties Acquired from Continental Real Estate for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

April 22, 2004

The Properties Acquired from Continental Real Estate

Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2002 and the nine months ended September 30, 2003 (unaudited)

	For the nine months ended
	September 30, 2003	For the year ended
	(unaudited)	December 31, 2002
Gross income:
Base rental income	$10,720,923	13,472,168
Contingent rent	257,273	392,025
Operating expense and real estate tax recoveries	3,609,715	4,211,777

Total gross income	14,587,911	18,075,970

Direct operating expenses:
Operating expenses	1,975,377	1,987,481
Real estate taxes	2,274,992	2,626,975
Insurance	129,685	145,583

Total direct operating expenses	4,380,054	4,760,039

Excess of gross income over direct operating expenses	$10,207,857	13,315,931

See accompanying notes to combined historical summary of gross income and direct operating expense.

The Properties Acquired from Continental Real Estate

Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2002 and the nine months ended September 30, 2003 (unaudited)

  Business

  The Properties Acquired from Continental Real Estate ("the Properties") consists of the following:

	Gross Leasable Area		Occupancy at December 31, 2002
Name	(unaudited)	Location	(unaudited)

Waterfront Market	690,925	Homestead, Pennsylvania	100%

Loisdale Center	121,059	Springfield, Virginia	100%

Giant Eagle Center	111,000	Hilliard, Ohio	91%

  Four tenants account for 30% of the Properties' base rental income.

  Inland Retail Real Estate Trust, Inc. ("IRRETI") acquired the Properties on November 14, 2003 from Continental Real Estate, an unaffiliated party. The Historical Summary represents the combination of the Properties described above since the Properties are owned by Continental Real Estate.

  Basis of Presentation and Combination

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K and is not intended to be a complete presentation of the Properties' revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the nine months ended September 30, 2003.

  Gross Income

  The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. No contingent rent was earned during the year ended December 31, 2002.

  Waterfront Market has three ground leases which are classified as operating leases with terms expiring in December 2020. Total ground lease income was $1,113,550 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2002.

  The Properties Acquired from Continental Real Estate

  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the nine months ended September 30, 2003 (unaudited)

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by approximately $728,191 for the year ended December 31, 2002.

  Minimum rents to be received from tenants under operating leases, which terms range from five years to twenty years, in effect at December 31, 2002, are as follows:

Year

2003	$13,771,672
2004	13,792,075
2005	14,015,763
2006	14,170,294
2007	14,052,824
Thereafter	109,201,567

Total	$179,004,195
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Village Crossings Shopping Center ("the Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Village Crossings Shopping Center for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

February 24, 2003

Village Crossings Shopping Center

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

	For the three months ended March 31, 2003	For the year ended
	(unaudited)	December 31, 2002
Gross income:
Base rental income	$1,534,741	6,399,357
Operating expense and real estate tax recoveries	604,580	2,003,235

Total gross income	2,139,321	8,402,592

Direct operating expenses:
Operating expenses	198,808	944,589
Real estate taxes	546,262	2,144,204
Insurance	48,204	70,179

Total direct operating expenses	793,274	3,158,972

Excess of gross income over direct operating expenses	$1,346,047	5,243,620

See accompanying notes to historical summary of gross income and direct operating expense.

Village Crossings Shopping Center

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

  Business

  Village Crossings Shopping Center ("the Property") is located in Skokie, Illinois. The Property consists of approximately 455,000 square feet of gross leasable area and was 78% occupied at December 31, 2002. The Property is leased to one tenant that accounts for approximately 40% of the base rental revenue for the year ended December 31, 2002. On May 9, 2003, Inland Retail Real Estate Trust, Inc. ("IRRETI") acquired the Property.

  Basis of Presentation and Combination

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K of IRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2003.

  Gross Income

  The Properties leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. Contingent rent of $67,291 was earned during the year ended December 31, 2002.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by approximately $209,294 for the year ended December 31, 2002.

  Village Crossings Shopping Center

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from ten to twenty-five years, in effect at December 31, 2002, are as follows:

Year	Total

2003	$6,096,240
2004	5,624,950
2005	5,486,277
2006	5,434,737
2007	4,934,492
Thereafter	38,117,825

Total	$65,694,521
  Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense, and professional fees are excluded from the Historical Summary.

Independent Auditors' Report

The Board of Directors
Inland Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of The Overlook at King of Prussia ("the Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 3 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of The Overlook at King of Prussia for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois

February 27, 2003

The Overlook at King of Prussia

Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2002

Gross income:
Base rental income	$4,795,091
Operating expense and real estate tax recoveries	568,503

Total gross income	5,363,594

Direct operating expenses:
Operating expenses	298,031
Real estate taxes	280,229
Insurance	78,366

Total direct operating expenses	656,626

Excess of gross income over direct operating expenses	$4,706,968

See accompanying notes to historical summary of gross income and direct operating expense.

The Overlook at King of Prussia

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the year ended December 31, 2002

  Business

  The Overlook at King of Prussia (the "Property") is located in King of Prussia, Pennsylvania. The Property consists of approximately 186,000 square feet of gross leasable area and was 100% occupied at December 31, 2002. The Property is leased to one tenant which account for 48% of the base rental revenue. On February 27, 2003, the Company acquired the Property.

  A portion of The Overlook at King of Prussia (representing approximately 135,000 sq. ft. of the Property's gross leasable area) was completed as of December 31, 2001. The remaining portion of the Property (representing approximately 51,000 sq. ft. of the Property's gross leasable area) was under construction and completed during 2002.

  Basis of Presentation and Combination

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary")has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 3 of IRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Certain leases contain renewal to options at various periods at various rental rates.

  The Property has one ground lease which is classified as an operating lease with terms expiring in July 2011. Total ground lease income was $405,151 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2002.

  Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $483,604

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002

    Business

    The Overlook at King of Prussia (the "Property") is located in King of Prussia, Pennsylvania. The Property consists of approximately 186,000 square feet of gross leasable area and was 100% occupied at December 31, 2002. The Property is leased to one tenant which account for 48% of the base rental revenue. On February 27, 2003, the Company acquired the Property.

    A portion of The Overlook at King of Prussia (representing approximately 135,000 sq. ft. of the Property's gross leasable area) was completed as of December 31, 2001. The remaining portion of the Property (representing approximately 51,000 sq. ft. of the Property's gross leasable area) was under construction and completed during 2002.

    Basis of Presentation and Combination

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary")has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 3 of IRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Certain leases contain renewal to options at various periods at various rental rates.

    The Property has one ground lease which is classified as an operating lease with terms expiring in July 2011. Total ground lease income was $405,151 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2002.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $483,604 for the year ended December 31, 2002.

    Overlook at King of Prussia

    Notes to Historical Summary of Gross Income and Direct Operating Expenses

    For the year ended December 31, 2002

    Minimum rents to be received from tenants under operating leases, which terms range from ten to twenty-five years, in effect at December 31, 2002, are as follows:

Year	Total

2003	$4,494,998
2004	4,494,998
2005	4,494,998
2006	4,656,499
2007	4,826,998
Thereafter	64,910,390

Total	$87,878,881
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Retail Real Estate Trust, Inc.

  We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of the Properties Acquired from BVT Institutional Investments, Inc. ("the Properties") for the year ended December 31, 2002. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 3 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Properties' revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the combined gross income and direct operating expenses described in note 2 of the Properties Acquired from BVT Institutional Investments, Inc. for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  February 28, 2003

  Properties Acquired from BVT Institutional Investments, Inc.

  Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002

Gross income:
Base rental income	$3,539,602
Percentage rental income	136,181
Operating expense and real estate tax recoveries	990,926
Other income	11,385

Total gross income	4,678,094

Direct operating expenses:
Operating expenses	344,787
Real estate taxes	634,451
Insurance	118,145

Total direct operating expenses	1,097,383

Excess of gross income over direct operating expenses	$3,580,711

  See accompanying notes to historical summary of gross income and direct operating expense.

  Properties Acquired from BVT Institutional Investments, Inc.

  Combined Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002

    Business

    The Properties Acquired from BVT Institutional Investments, Inc. ("the Properties") consist of the following:
	Gross Leasable Area		Occupancy at December 31, 2002
Name	(unaudited)	Location	(unaudited)

Monroe Shopping Center	45,080	Monroe, North Carolina	100%

Concord Crossing	55,930	Concord, North Carolina	100%

Windsor Court	78,500	Windsor, Connecticut	100%

Sheridan Square	67,475	Dania, Florida	100%

Paraiso Plaza	60,712	Hialeah, Florida	99%

    The Properties are leased to three tenants which account for 70% of base rental revenue.

    Inland Retail Real Estate Trust, Inc. (IRRETI), has signed a sale and purchase agreement for the purchase of the Properties from BVT Institutional Investments, Inc. (BVT) an unaffiliated party. The Historical Summary represents the combination of the Properties described above since the Properties are all owned by BVT Institutional Investments, Inc.

    On February 28, 2003, the Company acquired the Properties. In addition, IRRETI has signed a purchase and sale agreement for the purchase of two additional properties from BVT which are not reflected in the Historical Summary.

    Basis of Presentation and Combination

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary")has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 3 of IRRETI and is not intended to be a complete presentation of the Properties' revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate, and insurance costs. Certain of the leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenants' sales exceed predetermined levels. Certain leases contain renewal to options at various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $28,481 for the year ended December 31, 2002.

    Properties Acquired from BVT Institutional Investments, Inc.

    Combined Notes to Historical Summary of Gross Income and Direct Operating Expenses

    For the year ended December 31, 2002

    Minimum rents to be received from tenants under operating leases, which terms range from one month to twenty-five years, in effect at December 31, 2002, are as follows:

Year	Total

2003	$3,441,065
2004	3,343,466
2005	3,134,175
2006	2,894,395
2007	2,727,467
Thereafter	15,923,026

Total	$31,463,594
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Retail Real Estate Trust, Inc.

  We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of the Properties Acquired from North American Properties ("the Properties") for the year ended December 31, 2002. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post-Effective Amendment No. 3 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties Acquired from North American Properties for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  March 4, 2003

  Properties Acquired from North American Properties

  Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002

Gross income:
Base rental income	$4,846,451
Operating expense and real estate tax recoveries	874,090

Total gross income	5,720,540

Direct operating expenses:
Operating expenses	321,536
Real estate taxes	584,266
Insurance	115,801

Total direct operating expenses	1,021,603

Excess of gross income over direct operating expenses	$4,698,937

  See accompanying notes to historical summary of gross income and direct operating expense.

  Properties Acquired from North American Properties

  Combined Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002

    Business

  Properties Acquired from North American Properties ("the Properties") consist of the following:
	Gross Leasable Area		Occupancy at December 31, 2002
Name	(unaudited)	Location	(unaudited)

Stonecrest Marketplace (a)	265,000	Lithonia, Georgia	91%

The Marketplace at Mill Creek (b)	399,000	Buford, Georgia	91%

  The Properties are leased to two tenants which account for 26% of base rental revenue.

  On February 5, 2003, Inland Retail Real Estate Trust, Inc. (IRRETI), has acquired the Properties Acquired from North American Properties, an unaffiliated party. The Historical Summary represents the combination of the Properties described above since the Properties were all owned by North American Properties.

    Stonecrest Marketplace commenced operations on February 1, 2002. A portion of the property (representing approximately 242,000 sq. ft.) was under construction and completed during 2002. The remaining portion of Stonecrest Marketplace (representing approximately 23,000 sq. ft.) was under construction as of December 31, 2002 and completed during 2003. Accordingly the portion completed in 2002 of Stonecrest Marketplace is included in the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses.

    A portion of The Marketplace at Mill Creek (representing approximately 203,000 sq. ft. of the property's gross leasable area) was completed at January 1, 2002. The remaining portion of The Marketplace at Mill Creek (representing the remaining 196,000 sq. ft.) was under construction and completed in April 2002. Accordingly the portion completed in 2002 of The Marketplace at Mill Creek is included in the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses for the period from April 1, 2002 to December 31, 2002.

    Basis of Presentation and Combination

    The Combined Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary")has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 3 of IRRETI and is not intended to be a complete presentation of the Properties' revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    The Marketplace at Mill Creek has two ground leases which are classified as operating leases with terms ranging through November 2019. Total ground lease income was $253,379 and in included in the base rental income in the accompanying Historical Summary for the year ended December 31, 2002.

    Properties Acquired from North American Properties

    Combined Notes to Historical Summary of Gross Income and Direct Operating Expenses

    For the year ended December 31, 2002

    Gross Income

    The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate, and insurance costs. Certain leases contain renewal to options at various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $204,240 for the year ended December 31, 2002.

    Minimum rents to be received from tenants under operating leases, which terms range from one to twenty-six years, in effect at December 31, 2002, are as follows:

Year	Total

2003	$7,084,294
2004	7,165,174
2005	7,273,863
2006	7,299,436
2007	7,205,707
Thereafter	43,367,405

Total	$79,395,879
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  To the Members of
  Starwood Heller, LLC and Starwood Heller II, LLC

  We have audited the accompanying combined statement of revenues and certain operating expenses of the Acquisition Properties, as described in Note 1, for the year ended December 31, 2002. This statement is the responsibility of the Acquisition Properties' management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying combined statement of revenues and certain operating expenses of the Acquisition Properties was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the revenues and expenses of the Acquisition Properties.

  In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Acquisition Properties, as described in Note 1, for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

  PricewaterhouseCoopers LLP

  New York, New York

  March 14, 2003

  Acquisition Properties
     Combined Statement of Revenues and Certain Operating Expenses of the Acquisition Properties
  For the year ended December 31, 2002 and for the three months ended March 31, 2003 (unaudited)

	For the three months ended March 31, 2003	For the year ended
	(unaudited)	December 31, 2002

Revenues:
Base rent	$2,551,001	10,821,546
Other income	433,042	2,559,835

Total revenues	2,984,043	13,381,381

Costs and expenses:
Property operating & maintenance	229,207	787,001
Utilities	66,575	155,920
Real estate taxes	435,420	1,875,670
Insurance	101,497	122,155
General and administrative	8,488	45,284
Bad debt	-	67,444

Total expenses	841,187	3,053,474

Net income	$2,142,856	10,327,907

  The accompanying notes are an integral part of this statement.

  Acquisition Properties
     Notes to Combined Statement of Revenues and Certain Operating Expenses

  For the year ended December 31, 2002 and for the three months ended March 31, 2003 (unaudited)

    Business and Summary of Significant Accounting Policies

    The Combined Statement of Revenues and Certain Operating Expenses of the Acquisition Properties (the "Statement") includes the operations of 6 community and neighborhood retail shopping centers (collectively, the "Acquisition Properties"), located in the suburban New Jersey area. The Acquisition Properties were owned and managed by Starwood Heller, LLC and Starwood Heller II, LLC (collectively, the "Companies") and their subsidiaries.

    Basis of Presentation

    The Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X, and is not a complete presentation of the actual operations of the Acquisition Properties for the period presented. Certain revenues and expenses considered by management not comparable to the proposed future operations of the Acquisition Properties have been excluded, consisting primarily of depreciation, amortization, interest income and expense, and nonrecurring corporate expenses.

    All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2003.

    Estimates

    The Statement is prepared in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumption that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results may differ from those estimates.

    Revenue Recognition

    Minimum rental revenues attributable to operating leases are recognized when earned and due from tenants. The effects of scheduled rent increases and rental concessions, if any, are presented on a straight-line basis over the term of the tenant's lease. Certain of the leases provide additional rental revenue to be paid, based on a percentage of the level of sales achieved by the lessee. Such additional rental revenue is recognized when the lessee achieves the specified sales that triggered such additional rent. Revenue from tenant reimbursement of common area maintenance and other operating expenses is recognized pursuant to the tenant's lease.

    Property Operating and Maintenance

    Included in property operating and maintenance are expenses for cleaning, maintenance, security, and other non-reimbursable operating expenses.

    Acquisition Properties
         Notes to Combined Statement of Revenues and Certain Operating Expenses

    For the year ended December 31, 2002 and for the three months ended March 31, 2003 (unaudited)

    Tenant Leases

    The Acquisition Properties are leased to tenants under operating leases. Future minimum rentals payable at December 31, 2002 from tenants under non-cancelable operating leases, excluding tenant reimbursements of operating expenses and contingent rentals based on tenant sales volume, are approximately as follows:

Year	Total

2003	$9,218,221
2004	9,198,106
2005	9,001,622
2006	8,875,299
2007	8,897,434
Thereafter	74,814,929

    The general economic climate as well as local factors primarily within the suburban New Jersey area, affects operations of the Acquisition Properties. The tenant base includes national, regional and local retailers. No tenants occupies more than 10% of leasable space or represents more than 10% of revenue.

    Related Party Transactions

  The Acquisition Properties pay management fees to an entity affiliated through common ownership with one of the members based on terms defined in various management agreements. In addition, the companies reimburse the management agent for payroll costs attributable to the property. During 2002, management fees incurred amounted to $223,642, which are included in property operating and maintenance in the Statement.

  Independent Auditors' Report

  The Board of Directors
  Inland Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of The Creeks at Virginia Center ("the Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 5 to the Registration Statement on Form S-11 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of The Creeks at Virginia Center for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  May 22, 2003

  The Creeks at Virginia Center

  Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

	For the three months ended March 31, 2003	For the year ended
	(unaudited)	December 31, 2002
Gross income:
Base rental income	$928,397	3,261,138
Operating expense and real estate tax recoveries	183,863	617,203

Total gross income	1,112,260	3,878,341

Direct operating expenses:
Operating expenses	90,792	370,142
Real estate taxes	76,105	276,745
Insurance	13,555	54,221
Interest expense	442,778	1,761,464

Total direct operating expenses	623,230	2,462,572

Excess of gross income over direct operating expenses	$489,030	1,415,769

  See accompanying notes to historical summary of gross income and direct operating expense.

  The Creeks At Virginia Creek

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

    Business

  The Creeks at Virginia Center ("the Property") is located in Richmond, Virginia. The Property consists of approximately 266,300 square feet of gross leasable area and was approximately 97% occupied at December 31, 2002. The Property is leased to three tenants that account for approximately 40% of the base rental revenue for the year ended December 31, 2002. On April 15, 2003, Inland Retail Real Estate Trust, Inc. ("IRRETI") acquired the Property.

  (2) Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post-Effective Amendment No. 5 to Registration Statement on Form S-11 of IRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2003.

  (3) Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. No contingent rent was earned during the year ended December 31, 2002.

  The Property has three ground leases that are classified as operating leases with terms extending through April 2021. Total ground lease income was $187,990 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2002.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by approximately $131,851 for the year ended December 31, 2002.

  The Creeks At Virginia Center

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

  Minimum rents to be received from tenants under operating leases, which terms range from ten to twenty-five years, in effect at December 31, 2002, are as follows:

Year

2003	$3,497,179
2004	3,514,854
2005	3,522,086
2006	3,492,067
2007	3,297,213
Thereafter	21,168,493

Total	$38,491,892
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Inland Retail Real Estate Trust, Inc. assumed a $27,803,666 mortgage debt secured by the Property in connection with the acquisition. The mortgage debt bears a fixed interest rate of 6.37%, which consists of monthly principal and interest payments, and matures on August 11, 2032.

  Minimum annual principal payments under the terms of the mortgage debt are as follows:

Year

2002	$333,640
2003	355,524
2004	378,844
2005	403,694
2006	430,174
2007	458,390
Thereafter	25,443,400

Total	$27,803,666

  Independent Auditors' Report

  The Board of Directors
  Inland Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Town and Country Circle ("the Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 5 to the Registration Statement on Form S-11 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Properties' revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Town and Country Circle for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  June 2, 2003

  Town and Country Circle

  Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

	For the three months ended	For the year ended
	March 31, 2003	December 31, 2002
	(unaudited)
Gross income:
Base rental income	$1,418,586	5,662,016
Operating expense and real estate tax recoveries	265,618	1,020,776

Total gross income	1,684,204	6,682,792

Direct operating expenses:
Operating expenses	67,268	300,545
Real estate taxes	200,465	775,894
Ground lease expenses	211,851	847,070
Insurance	25,972	62,236

Total direct operating expenses	505,556	1,985,835

Excess of gross income over direct operating expenses	$1,178,648	4,696,957

  See accompanying notes to historical summary of gross income and direct operating expense.

  Town and Country Circle

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

    Business

    Town and Country Circle ("the Property") is located in Knoxville, Tennessee. The Property consist of approximately 639,000 square feet of gross leasable area and was approximately 95% occupied at December 31, 2002. The Property is leased to three tenants that account for approximately 29% of the base rental revenue foe the year ended December 31, 2002. On May 16, 2003, Inland Retail Real Estate Trust, Inc.("IRRETI") acquired the Property.

    Basis of Presentation and Combination

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary")has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 5 to the Registration Statement on Form S-11 of IRRETI and is not intended to be a complete presentation of the Property revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2003.

    Gross Income

    The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. No contingent rent was earned during the year ended December 31, 2002.

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight line basis. Related adjustments increased base rental income by $29,472 for the year ended December 31, 2002.

    Town and Country Circle

    Notes to Historical Summary of Gross Income and Direct Operating Expenses

    For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

    Minimum rents to be received from tenants under operating leases, which terms range from five years to twenty years, in effect at December 31, 2002, are as follows:

Year

2003	$5,659,971
2004	5,537,308
2005	4,959,579
2006	4,523,058
2007	4,272,862
Thereafter	31,273,118

Total	$56,225,896
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  The property is subject to two ground leases in the annual amounts of $425,000 and $200,000, respectively, payable to an unaffiliated third party. The ground leases mature in 2051. Although the ground leases provide for increases in minimum lease payments over the term of the leases, ground rent expense accrues on a straight-line basis. Related adjustments increased ground rent expense by approximately $222,000 for the year ended December 31, 2002.

  Minimum rents to be paid to the unaffiliated third party under the ground leases in effect at December 31, 2002 are as follows:

Year

2003	$625,000
2004	625,000
2005	625,000
2006	604,167
2007	600,000
Thereafter	39,900,000

Total	$42,979,167

  Independent Auditors' Report

  The Board of Directors
  Inland Retail Real Estate Trust, Inc.

  We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of the Properties Acquired From BVT Institutional Investments, Inc. ("the Properties") for the year ended December 31, 2002. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 5 to the Registration Statement on Form S-11 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Properties's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties Acquired From BVT Institutional Investments, Inc. for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  June 2, 2003

  The Properties Acquired From BVT Institutional Investments, Inc.

  Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

	For the three months ended
	March 31, 2003	For the year ended
	(unaudited)	December 31, 2002
Gross income:
Base rental income	$407,923	1,846,724
Operating expense and real estate tax recoveries	139,224	497,959

Total gross income	547,147	2,344,683

Direct operating expenses:
Operating expenses	78,959	162,252
Real estate taxes	69,250	277,001
Insurance	14,758	55,796
Interest expense	87,965	351,861

Total direct operating expenses	250,932	846,910

Excess of gross income over direct operating expenses	$296,215	1,497,773

  See accompanying notes to historical summary of gross income and direct operating expense.

  The Properties Acquired From BVT Institutional Investments, Inc.

  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

    Business

    The Properties Acquired From BVT Institutional Investments, Inc. consists of the following:

	Gross Leasable Area		Occupancy at December 31, 2002
Name	(unaudited)	Location	(unaudited)

Publix at Brooker Creek	77,596	Palm Harbor, Florida	100%

Valley Park Commons	88,054	Hagerstown, Maryland	96%

    The Properties are leased to two tenants which account for approximately 56% of base rental income for the year ended December 31, 2002.

    Inland Retail Real Estate Trust, Inc. ("IRRETI") acquired Valley Park Commons and Publix at Brooker Creek on March 20, 2003 and March 27, 2003, respectively from BVT Institutional Investments, Inc. ("BVT") an unaffiliated party. The Combined Historical Summary represents the combination of the Properties described above since the Properties are all owned by BVT Institutional Investments, Inc.

    Basis of Presentation and Combination

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary")has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 5 to the Registration Statement on Form S-11 of IRRETI and is not intended to be a complete presentation of the Properties' revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2003.

    Gross Income

    The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties is reimbursed for common area, real estate, and insurance costs. Certain of the leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenants' sales exceed predetermined levels. Certain leases contain renewal to options at various periods at various rental rates. No contingent rent was earned during the year ended December 31, 2002.

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by approximately $17,841 for the year ended December 31, 2002.

    The Properties Acquired From BVT Institutional Investments, Inc.

    Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

    For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

    Minimum rents to be received from tenants under operating leases, which terms range from one month to twenty-five years, in effect at December 31, 2002, are as follows:

Year

2003	$1,710,816
2004	1,612,473
2005	1,431,765
2006	1,380,938
2007	1,328,296
Thereafter	6,532,480

Total	$13,996,768
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Inland Retail Real Estate Trust, Inc. assumed a $4,468,070 mortgage note secured by Publix at Brooker Creek in connection with the acquisition. The mortgage note bears a fixed interest rate of 7.875%, which consists of monthly interest-only payments and matures on December 10, 2004.

  Independent Auditors' Report

  The Board of Directors
  Inland Retail Real Estate Trust, Inc.

  We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of The Properties Acquired From Thomas Enterprises in 2003 ("the Properties") for the year ended December 31, 2002. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 5 to the Registration Statement on Form S-11 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Properties' revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of The Properties Acquired From Thomas Enterprises in 2003 for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  June 2, 2003

  The Properties Acquired From Thomas Enterprises in 2003

  Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

	For the three months ended
	March 31, 2003	For the year ended
	(unaudited)	December 31, 2002
Gross income:
Base rental income	$2,476,569	9,442,456
Operating expense and real estate tax recoveries	347,929	1,406,225

Total gross income	2,824,498	10,848,681

Direct operating expenses:
Operating expenses	166,910	785,631
Real estate taxes	186,479	738,041
Insurance	13,470	52,128

Total direct operating expenses	366,859	1,575,800

Excess of gross income over direct operating expenses	$2,457,639	9,272,881

  See accompanying notes to historical summary of gross income and direct operating expense.

  The Properties Acquired From Thomas Enterprises in 2003

  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

    Business

    The Properties Acquired From Thomas Enterprises in 2003 ("the Properties") consists of the following:

	Gross Leasable Area		Occupancy at December 31, 2002
Name	(unaudited)	Location	(unaudited)

Westside Centre	581,919	Huntsville, Alabama	95%

Barrett Pavilion	461,255	Kennesaw, Georgia	85%

    The Properties are leased to one tenant which accounts for approximately 29% of base rental income.

    Inland Retail Real Estate Trust, Inc. ("IRRETI") acquired the Westside Centre and Barrett Pavilion on April 4, 2003 and May 2, 2003, respectively from Thomas Enterprises, an unaffiliated party. In addition, IRRETI has signed a purchase and sale agreement for the purchase of two additional properties from Thomas Enterprises which are not reflected in the Historical Summary. The Historical Summary represents the combination of the Properties described above since the Properties are all owned by Thomas Enterprises.

    A portion of Westside Centre and Barrett Pavilion (representing approximately 450,000 sq. ft. and 382,000 sq. ft., respectively, of the Properties' gross leasable area) was completed as of December 31, 2001. The remaining portion of the Properties' gross leasable area (representing the remaining approximately 132, 000 sq. ft. and 79,000 sq. ft. respectively) was under construction and completed during 2002.

    Basis of Presentation and Combination

    The Combined Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary")has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 5 to the Registration Statement on Form S-11 of IRRETI and is not intended to be a complete presentation of the Properties' revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2003.

    Gross Income

    The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. No contingent rent was earned during the year ended December 31, 2002.

    Barrett Pavilion has two ground leases which are classified as operating leases with terms expiring in May 2019. Total ground lease income was $188,055 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2002.

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight line basis. Related adjustments increased base rental income by approximately $180,100 for the year ended December 31, 2002.

    The Properties Acquired From Thomas Enterprises in 2003

    Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses

    For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited

    Minimum rents to be received from tenants under operating leases, which terms range from five years to twenty years, in effect at December 31, 2002, are as follows:

Year

2003	$10,692,867
2004	10,982,167
2005	10,261,903
2006	10,220,242
2007	10,237,923
Thereafter	74,193,396

Total	$126,588,498
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  The Board of Directors
  Inland Retail Real Estate Trust, Inc.

  We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of The Birkdale Village ("the Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Post-Effective Amendment No. 5 to the Registration Statement on Form S-11 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of The Birkdale Village for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois

  June 2, 2003

  Birkdale Village

  Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

	For the three months ended	For the year ended
	March 31, 2003	December 31, 2002
	(unaudited)
Gross income:
Base rental income	$886,351	1,470,195
Residential rental income	630,608	1,471,057
Contingent rent	-	204,961
Operating expense and real estate tax recoveries	175,199	513,788
Other income	20,955	41,335

Total gross income	1,713,113	3,706,114

Direct operating expenses:
Operating expenses	530,576	1,163,124
Real estate taxes	36,168	146,392
Insurance	14,748	69,543

Total direct operating expenses	581,492	1,379,059

Excess of gross income over direct operating expenses	$1,131,621	2,327,055

  See accompanying notes to historical summary of gross income and direct operating expense.

  Birkdale Village

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited)

    Business

    Birkdale Village ("the Property") is located in Mecklenburg County, North Carolina. The Property consists of approximately 242,900 square feet of gross leasable retail area and approximately 312,000 square feet of gross leasable residential area which was approximately 68% and 82% occupied, respectively, at December 31, 2002. The Property is leased to three retail tenants that account for approximately 44% of the base retail rental revenue. On May 28, 2003, Inland Retail Real Estate Trust, Inc.("IRRETI") acquired the Property.

    The Property's retail area was under construction and completed in September 2002. Another 54,100 square feet of residential space was under construction at December 31, 2002 and completed in May 2003.

    Basis of Presentation and Combination

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary")has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Post-Effective Amendment No. 5 to the Registration Statement on Form S-11 of IRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the three months ended March 31, 2003.

    Gross Income

  The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal to options at various periods at various rental rates. Certain of the leases contain provisions for contingent rentals. Contingent rent of $204,961 was earned during the year ended December 31, 2002. No contingent rent was earned for the three months ended March 31, 2003.

  Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight line basis. Related adjustments increased base rental income by $170,709 for the year ended December 31, 2002.

  Birkdale Village

  Notes to Historical Summary of Gross Income and Direct Operating Expenses

  For the year ended December 31, 2002 and the three months ended March 31, 2003 (unaudited

  Minimum rents to be received from tenants under operating leases, which terms range from ten to twenty-five years, in effect at December 31, 2002, are as follows:

Year

2003	$4,118,468
2004	4,476,814
2005	4,394,357
2006	3,993,672
2007	3,460,688
Thereafter	17,865,419

Total	$38,309,418

  The Property leases its residential units pursuant to operating leases with terms generally of six to twelve months. At December 31, 2002, apartment leases in effect provide for annual rentals aggregating approximately $3,339,000.

    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Properties. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Independent Auditors' Report

  To the Members of
  Starwood Ceruzzi, LLC

  We have audited the accompanying combined statement of revenues and certain operating expenses (the "Statement") of Starwood Ceruzzi Naugatuck, LLC (the "Company"), for the year ended December 31, 2002. This Statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this Statement based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying statement of revenues and certain operating expenses of the Company was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the revenues and expenses of the Company.

  In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Company, for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

  PricewaterhouseCoopers LLP

  New York, New York

  February 28, 2003

  Starwood Ceruzzi Naugatuck, LLC
  Combined Statement of Revenues and Certain Operating Expenses
  For the year ended December 31, 2002 and for the six months ended June 30, 2003 (unaudited)

	For the six months ended June 31, 2003	For the year ended
	(unaudited)	December 31, 2002

Revenues:
Base rent	$1,994,232	3,282,204
Other income	362,995	588,635

Total revenues	2,357,227	3,870,839

Costs and expenses:
Real estate taxes	245,690	491,380
Property operating & maintenance	244,023	292,196
Utilities	5,608	44,281
Insurance	14,900	34,481
General and administrative	1,039	2,795

Total expenses	511,260	865,133

Net income	$1,845,967	3,005,706

  The accompanying notes are an integral part of this statement.

  Starwood Ceruzzi Naugatuck, LLC
  Notes to Combined Statement of Revenues and Certain Operating Expenses

  For the year ended December 31, 2002 and for the six months ended June 30, 2003 (unaudited)

    Business and Summary of Significant Accounting Policies

    The Statement of Revenues and Certain Operating Expenses (the "Statement") of Starwood Ceruzzi Naugatuck, LLC, (the "Company"), includes the operations of a community and neighborhood retail shopping center, located in Naugatuck, Connecticut. The Company is owned by Starwood Ceruzzi, LLC.

    Basis of Presentation

    The Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X, and is not a complete presentation of the actual operations of the Company for the periods presented. Certain revenues and expenses considered by management not comparable to the proposed future operations of the Company have been excluded, consisting primarily of depreciation, amortization, interest income and expense, and nonrecurring corporate expenses.

    All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the six months ended June 30, 2003.

    Estimates

    The Statement is prepared in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results may differ from those estimates.

    Revenue Recognition

    Minimum rental revenues attributable to operating leases are recognized when earned and due from tenants. The effects of scheduled rent increases and rental concessions, if any, are presented on a straight-line basis over the term of the tenant's lease Revenue from tenant reimbursement of common area maintenance and other operating expenses is recognized pursuant to the tenant's lease.

    Property Operating and Maintenance

    Included in property operating and maintenance are expenses for snow removal, landscaping, cleaning, maintenance, and other operating expenses.

    Starwood Ceruzzi Naugatuck, LLC
    Notes to Combined Statement of Revenues and Certain Operating Expenses

    For the year ended December 31, 2002 and for the six months ended June 30, 2003 (unaudited)

    Tenant Leases

    The property is leased to tenants under operating leases. Future minimum rentals payable at December 31, 2002 from tenants under non-cancelable operating leases, excluding tenant reimbursements of operating expenses and contingent rentals based on tenant sales volume, are approximately as follows:

Year	Total

2003	$3,941,504
2004	3,973,587
2005	3,976,504
2006	3,983,588
2007	3,826,119
Thereafter	46,956,114

    The general economic climate as well as local factors primarily within the suburban Connecticut area, affects operations of the Company. The tenant base includes national, regional and local retailers. Major tenants for the year ended December 31, 2002 include Wal-Mart comprising 23% of base rental income, Stop & Shop comprising 15% of base rental income and Linens N Things comprising 14% of base rental income.

    Related Party Transactions

  The Company pays management fees to an entity affiliated through common ownership with one of the members based on terms defined in various management agreements. In addition, Starwood Ceruzzi LLC reimburses the management agent for payroll costs attributable to the property. During 2002, management fees incurred amounted to $110,090, which are included in property operating and maintenance in the Statement.

  Independent Auditors' Report

  To the Members of
  Starwood Heller, LLC and Starwood Heller II, LLC

  We have audited the accompanying combined statement of revenues and certain operating expenses of 2700 Route 22, LLC (the "Company"), for the year ended December 31, 2002. This statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this Statement based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying statement of revenues and certain operating expenses of the Company was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the revenues and expenses of the Company.

  In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Company, for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

  PricewaterhouseCoopers LLP

  New York, New York

  March 14, 2003

  2700 Route 22, LLC
  Combined Statement of Revenues and Certain Operating Expenses
  For the year ended December 31, 2002 and for the six months ended June 30, 2003 (unaudited)

	For the six months ended June 31, 2003	For the year ended
	(unaudited)	December 31, 2002

Revenues:
Base rent	$970,902	1,941,805
Other income	347,512	544,053

Total revenues	1,318,414	2,485,858

Costs and expenses:
Property operating & maintenance	105,881	103,085
Utilities	7,961	16,044
Real estate taxes	220,403	419,815
Insurance	25,373	21,666
General and administrative	-	914

Total expenses	359,618	561,524

Net income	$958,796	1,924,334

  The accompanying notes are an integral part of this statement.

  2700 Route 22, LLC
  Notes to Combined Statement of Revenues and Certain Operating Expenses

  For the year ended December 31, 2002 and for the six months ended June 30, 2003 (unaudited)

    Business and Summary of Significant Accounting Policies

    The Statement of Revenues and Certain Operating Expenses (the "Statement") of 2700 Route 22, LLC, (the "Company"), includes the operations of a community and neighborhood retail shopping center, located in Union, New Jersey. The Company is owned and managed by Starwood Heller, LLC and Starwood Heller II, LLC (collectively, "Starwood Heller Group") and their subsidiaries..

    Basis of Presentation

    The Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X, and is not a complete presentation of the actual operations of the Company for the periods presented. Certain revenues and expenses considered by management not comparable to the proposed future operations of the Company have been excluded, consisting primarily of depreciation, amortization, interest income and expense, and nonrecurring corporate expenses.

    All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the six months ended June 30, 2003.

    Estimates

    The Statement is prepared in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumption that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results may differ from those estimates.

    Revenue Recognition

    Minimum rental revenues attributable to operating leases are recognized when earned and due from tenants. The effects of scheduled rent increases and rental concessions, if any, are presented on a straight-line basis over the term of the tenant's lease Revenue from tenant reimbursement of common area maintenance and other operating expenses is recognized pursuant to the tenant's lease.

    Property Operating and Maintenance

    Included in property operating and maintenance are expenses for cleaning, maintenance, and other non-reimbursable operating expenses.

    2700 Route 22, LLC
    Notes to Combined Statement of Revenues and Certain Operating Expenses

    For the year ended December 31, 2002 and for the six months ended June 30, 2003 (unaudited)

    Tenant Leases

    The property is leased to tenants under operating leases. Future minimum rentals payable at December 31, 2002 from tenants under non-cancelable operating leases, excluding tenant reimbursements of operating expenses and contingent rentals based on tenant sales volume, are approximately as follows:

Year	Total

2003	$1,844,986
2004	1,854,522
2005	1,862,283
2006	1,901,090
2007	1,901,090
Thereafter	17,272,567

    The general economic climate as well as local factors primarily within the suburban New Jersey area, affects operations of the Company. The tenant base includes national, regional and local retailers. No tenant occupies more than 10% of leasable space or represents more than 10% of revenue.

    Related Party Transactions

  The Company pays management fees to an entity affiliated through common ownership with one of the members based on terms defined in various management agreements. In addition, Starwood Heller Group reimburses the management agent for payroll costs attributable to the property. During 2002, management fees incurred amounted to $30,000, which are included in property operating and maintenance in the Statement.